U.S. Bridge of N.Y., Inc.
                                53-09 97th Place
                             Corona, New York 11368

                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on December 3, 1997

To the Stockholders of
 U.S. Bridge of N.Y., Inc.

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of U.S. Bridge of N. Y., Inc. ("the Company") will be held at the offices of Klarman & Associates at 14 East 60th Street, Suite 402, on December 3, 1997, at 10 a.m., New York time, for the following purposes:

         1. To vote on the proposal to elect five (5) Directors to the Company's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

         2. To vote on the proposal to authorize an amendment to the Company's Certificate of Incorporation effecting a change of the name in the Company from U.S. Bridge of N.Y., Inc. to USA Bridge Construction of N.Y., Inc.;

         3. To vote on the proposal to authorize a change of the Company's domicile (State of Incorporation) from New York to Delaware; and

         4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The close of business on October 17, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,

                                                     Ronald J. Polito, Secretary
Dated: November 10, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            U.S. BRIDGE OF N.Y., INC.
                                53-09 97th Place
                             Corona, New York 11368

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on December 3, 1997


          This proxy statement and the accompanying form of proxy were mailed on November 10, 1997 to the stockholders of record (on October 17, 1997) of U.S. Bridge of N.Y., Inc., a New York corporation ("the Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on December 3, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

          Shares of the Company's Common Stock, par value $.001 per share, (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the proposal to elect of the five (5) persons nominated by the Board of Directors to be Directors; (ii) the proposal to amend the Certificate of Incorporation to effect a change in the name of the Company from U.S. Bridge of N.Y., Inc. to USA Bridge Construction of N.Y., Inc.; and (iii) the proposal to change the Company's domicile from New York to Delaware.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by (i) notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting; (ii) submitting a proxy bearing a later date; or (iii) or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

          The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

          The Company's annual report on Form 10-KSB for the fiscal year ended June 30, 1997, including audited financial statements, accompanies this proxy statement.

          The principal executive offices of the Company are located at 53-09 97th Place, Corona, New York 11368; the Company's telephone number is (718) 699-0100.

Recent Developments

         In June 1996, the Company entered a prime contracting agreement with Ecklec Co., the owner of the Palisades Power Mall located in West Nyack, New York, to perform structural steel erection services. The estimated aggregate value of the contract is $10,373,552. The mall is estimated to be approximately 3,900,000 square feet upon completion. The project is to be performed in two phases. The Company commenced work on Phase I in June 1996. As of September 30, 1997, the project is 79% complete.

         In July 1996, the Company entered into a prime contracting agreement with Tishman Construction Corporation of New York (construction manager) to perform steel erection services on the Louis Vuitton Office Tower owned by
Starre Realty and located on East 57th Street in New York, New York. Commencement of the project was delayed due to conflict not involving the Company, which conflict since has been resolved. The Company expects to recommence work on this project by the end of calendar 1997. In or about December 1996, the Company obtained confirmation of United Casualty and Surety Insurance Company's willingness to issue a performance bond for the Company as general contractor of this project; however, the construction manager subsequently waived its bond requirement. As of September 30, 1997, the project was 67% complete.

         In October 1996, the Company entered into a subcontracting agreement with Hannibal Construction Co., Inc. (general contractor) to provide certain structural steel work for rehabilitation of the Hellgate Viaduct Structures, located in Philadelphia, Pennsylvania, owned by the National Railroad Passenger Corporation (AMTRAK). Work on the project has been completed.

         In November 1996, the Company entered into a subcontracting agreement with N.Y. Iron (general contractor) to provide structural steel work for the Indonesian Mission owned by the United Nations. Work on the contract has been completed.

     In January 1997, the Company entered into a subcontracting agreement with Humphreys

     & Harding, Inc. to perform certain structural steel erection work for the Permanent Mission to the Republic of Korea, located in New York, New York. The contract price is $1,500,000. As of September 30, 1997, work on the project is 16% complete.

     On June 19, 1997, the Company issued 270,000 shares of Common Stock to U.S. Bridge Corp. ("Corp."), the parent corporation of the Company, which then issued 200,000 shares of its common stock to Mr. Polito and 150,000 shares of its common stock to J.L.B. Equities ("JLB"). These issuances were made pursuant to an agreement between the Company and R.S.J.J. Realty Corp. ("RSJJ") to convert $480,000 of debt (due under the Company's lease agreement with RSJJ) into equity. See "Certain Relationships and Related Transactions."

         In October 1997, the board of directors adopted a resolution decreasing the exercise price of the Company's outstanding public warrants. The exercise price was decreased from $6.00 to $3.00. No other terms of the warrants were amended. The board in addition, authorized the Company to prepare and file a post-effective amendment to its registration statement to update the information therein enabling the warrants to become exercisable.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Company's Common Stock, par value $.001 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The close of business on October 17, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,302,515 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of September 30, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.


                                                                                Percent of
                                            Number of                           Common
Name                                        Shares                              Stock Owned
----                                        ---------                           -----------
U.S. Bridge Corp.(1)                        1,240,665                           53.5%
53-09  97th Place
Corona, New York  11368

Joseph Polito (2)                           1,305,665                           56.3%
c\o U.S. Bridge Corp.
53-09 97th Place
Corona, New York  11368

Steven Polito                                -                                  -
c\o U.S. Bridge Corp.
53-09 97th Place
Corona, New York  11368

Ronald Polito                                -                                  -
c\o U.S. Bridge Corp.
53-09 97th Place
Corona, New York  11368

Philip Neilson                               -                                  -
c\o U.S. Bridge Corp.
53-09 97th Place
Corona, New York  11368

Marvin Weinstein                             -                                  -
c\o U.S. Bridge Corp.
53-09 97th Place
Corona, New York  11368

All Officers and Directors
as a group (5 persons) (2)                   1,305,665                          56.3%
--

(1) Does not include the shares issuable upon the exercise of the Special Warrant or the voting rights included in the shares of Series A Preferred Stock issuable upon the happening of certain events.
(2) Mr. Polito owns approximately 61% of the outstanding shares of Corp. and may be considered the beneficial owner of the shares of the Company owned by Corp. Includes 15,000 shares issuable upon the exercise of stock options granted to Mr. Polito, all of which are vested. Does not include (i) 10,000 shares issuable upon the exercise of options not presently vested; or (ii) 60,000 shares which were resold upon the exercise of an option.

Certain Reports

         No person who, during the fiscal year ended June 30, 1997, was a Director, Officer or beneficial owner of more than ten percent of the Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year or prior years, except Joseph Polito did not file a Form 4 with respect to the receipt of stock options in December 1996, which were thereafter exercised. Mr. Polito shall file a Form 5 on or before ___________, 1997. U.S. Bridge Corp. ("Corp."), has not filed a Form 4 for the shares it received in June 1997 with respect to the debt cancellation regarding the Company's lease. Corp. has stated that it shall file a Form 5 with respect to this issuance on or before ____________, 1997. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required, except as described herein.

          It is expected that the following will be considered at the meeting and that action will be taken thereon:

                            I. ELECTION OF DIRECTORS

          The Board of Directors currently consists of five members, each of whom is elected for a term of one year until the next annual meeting of stockholders or until his successor is duly elected and qualified.

          An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to expect such inability. The following table sets forth, as of September 30, 1997, the five nominees for election as Directors of the Company:

                                            Position with Corporation;                                             Continually
         Name                               Principal Occupation and Age                                           Since

         Joseph M. Polito                            President and Director; 63                                            1994
         Ronald J. Polito                            Secretary and Director; 38                                            1994
         Steven J. Polito                            Treasurer and Director; 35                                            1994
         Phillip Neilson                             Director; 71                                                          1995
         Marvin Weinstein                            Director; 66                                                          1995
         ---------------------------

         The Directors of the Company are elected annually by the stockholders and hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Vacancies on the Board of Directors may be filled by the remaining Directors. Officers are elected annually by, and serve at the discretion of the Board of Directors. There are no family relationships between or among any Officers or Directors of the Company, except that Joseph Polito is the father of both Steven and Ronald Polito.

     Joseph M. Polito has been the President and a Director of the Company since its inception in 1990 and prior to April 1994 was the sole shareholder of the Company. Mr. Polito has been the president and Director of Corp. since April 1994. Mr. Polito oversees the running of all of the Company's operations. Since December 1990, Mr. Polito has been the president and sole Director and shareholder of One Carnegie Court Associates, Inc. ("One Carnegie"), a wholly owned subsidiary of Corp. Since 1988, Mr. Polito has been a 50% shareholder of Crown Crane, Ltd., a company which leases cranes for construction projects. Since 1986, Mr. Polito has been the president and 100% shareholder of Atlas Gem Leasing, Inc., a company which leases generators and other construction equipment. Mr. Polito has also been the president and sole Director and shareholder of Waldorf since 1990. Before it ceased operating in August 1995, Waldorf fabricated steel and sold same to the Company. Since 1983, Mr. Polito has been the president and 100% shareholder of RSJJ, a company which owns and leases real property.

         Since 1976, Mr. Polito has been a member of the Allied Building Metal Industries, Inc. ("ABMII"), a trade association which has the authority to negotiate with the unions in order to better the construction industry. He was the president of same from 1992 until 1993. Since approximately 1987, Mr. Polito has been the Chairman of the Steel Institute of New York, a trade association similar to the ABMII. From the mid-1980's to the mid-1990's, Mr. Polito was a member of the Building Trades Association Joint Safety Committee. Since the mid-1970's, Mr. Polito has been a member of the of the International Union of Structural Ironworkers, locals 40, 361, and 417. He has been Co-Chairman of this organization since the early 1990's.

     Ronald J. Polito has been the Secretary and a Director of the Company since its inception in 1990. From its inception in 1990 until March 1995, he was also the treasurer of the Company. He has been the secretary and a Director of Corp. since April 1994. Mr. Polito oversees the daily progress on all projects and analysis of the final costs and profits of jobs completed and the preparation and bidding on new projects. Since 1985, Mr. Polito has been the secretary of Gem Steel. Since December 1990, Mr. Polito has been the secretary of One Carnegie and Waldorf. Since 1983, Mr. Polito has been the secretary of RSJJ. Mr. Polito received a Bachelor of Science Degree in Civil Engineering from Brooklyn Polytechnical Institute in 1981. He is the son of Mr. Joseph Polito.

     Steven J. Polito was elected Treasurer of the Company in March 1995. He had previously been a Project Manager and has been a Director of the Company since its inception in 1990. Mr. Polito oversees the daily operations for projects in process and projects completed, including purchasing and leasing of materials and machinery and the distribution of labor. Mr. Polito has been treasurer of Corp. since March 1995 and a Director of Corp. since April 1994. Since 1988, Mr. Polito has been the treasurer of Gem Steel. Since 1988, Mr. Polito has been the treasurer of One Carnegie, Waldorf, and RSJJ. From 1988 until April 1994, Mr. Polito worked as a Project Manager of Atlas Gem, a company which furnished and erected steel structures. He is the son of Mr. Joseph Polito.

     Philip Neilson was elected Director of the Company in June 1995. Mr. Neilson was the President and a principal shareholder of Adler & Neilson Co., Inc., a steel fabricating company, from 1951 to 1997. Currently, Mr. Neilson is providing private consulting services in the field of steel fabricating. The Company did not purchase any steel from Adler & Neilson Co., Inc.

     Marvin Weinstein was elected Director of the Company in June 1995. Mr. Weinstein was the President and sole shareholder of M. Weinstein Associates from 1988 to 1996. This company provided consulting services to the companies in the steel industry. Mr. Weinstein retired in 1996. The Company did not engage M. Weinstein Associates to provide any consulting services to the Company.

Significant Employees

     John G. Bauer has been the chief administrative officer (a non-executive position) of the Company since February 1995. Since its inception in March 1992, Mr. Bauer has been the President and a Director of Dynamic Construction Consulting, Inc. ("Dynamic"), a company of which Mr. Bauer was the founder. Dynamic provides construction management and consulting services to the Company and other companies. From July 1988 to March 1992, Mr. Bauer was a Vice President of Tishman Construction Corp. of N.Y., a construction company.

     Michael Panayi has been a structural engineer for the Company since its commencement of operations in June 1993. From 1987 to 1993, Mr. Panayi was a structural engineer for Atlas Gem.

     William J. Kubilus, a professional estimator in the field of general contracting and subcontracting since 1966, joined the Company in 1996 to provide estimating expertise for Corp.'s general contracting and subcontracting bids. Prior to joining the Company, from 1993 to 1996, Mr. Kubilus was an estimator for Lazzinarro General Contracting. From 1989 to 1993, he was an estimator for NICO Construction.

     As permitted under New York Corporation Law, the Company's certificate of incorporation eliminates the personal liability of the Directors to the Company or any of its shareholders for damages for breaches of their fiduciary duty as Directors. As a result of the inclusion of such provision, stockholders may be unable to recover damages against Directors for actions taken by them which constitute negligence or gross negligence or that are in violation of their fiduciary duties. The inclusion of this provision in the Company's Certificate of Incorporation may reduce the likelihood of derivative litigation against Directors and other types of shareholder litigation.

Board Meetings, Committees, and Compensation

         During the fiscal year ended June 30, 1997, no meetings of the Board of Directors were held. Action was taken on four (4) occasions by unanimous written consent of the Board of Directors in lieu of meeting. The Company does not pay its Directors for attendance at meetings of the Board of Directors. The Company has no audit, nominating, or compensation committees on the Board of Directors.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Company and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 1,305,665 shares of the Company's Common Stock constituting approximately 56.3% of such shares outstanding on the record date, have agreed to vote in favor of these nominees for director.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.


EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, the Company's Executive Officers, during the years ended June 30, 1997, 1996 and 1995.

                                          Summary Compensation Table

                                                        Annual Compensation
(a)                        (b)     (c)              (d)               (e)                 (f)                 (g)

Name                                                                  Restricted
and Principal                                        Other Annual     Stock               Options/
Position                   Year     Salary ($)       Bonus ($)        Compensation ($)    Awards ($) (1)      SARS (#)
------------------         ----     ----------       ---------        ----------------    --------------      --------

Joseph Polito              1997     $330,000          -               $68,642 (2)         -                   125,000
 President and             1996      300,000          -               111,911 (2)         -                   -
 Director                  1995      378,000          -               68,200 (2)          -                   25,000

Ronald Polito              1997     $118,800          -               $17,194 (3)         -                   -
 Secretary and             1996      125,000          -               15,144 (3)          -                   -
 Director                  1995      121,000          -               21,200 (3)          -                   -

Steven Polito              1997      $86,580          -               $8,572 (4)          -                   -
  Treasurer and            1996       94,000          -               8,275 (4)           -                   -
 Director                  1995       91,575          -               9,900 (4)           -                   -

(footnotes from previous page)

(1) At the end of the fiscal year, Joseph Polito owned 65,000 shares of Common Stock valued at $ 158,600. Ronald Polito and Steven Polito do not own any Common Stock of the Company. The valuation is based on the closing price of Common Stock ($2.44) on June 27, 1997 (the last day of the fiscal year in which the stock traded), as reported by a market maker.
(2) Includes (i) the payment of premiums on a life insurance policy of $10,722, $54,362, and $46,000 (ii) the payment of travel expenses of $50,000, $50,000, and $22,200; for the years ended June 30, 1997, 1996 and 1995, respectively and the payment of an automobile lease of $7,920 and $7,549 for the years ended June 30, 1997 and 1996, respectively. See " -- Employment Agreements."
(3) Includes (i) payments on the lease of an automobile of $5,416, $5,416, and $8,000, (ii) the payment of premiums on a term life insurance policy of $8,510, $4,684, and $5,800, and (iii) a travel allowance of $3,268, $2,971, and $7,400; for the years ended June 30, 1997, 1996 and 1995, respectively.
(4) Includes payment on a lease automobile of $5,304, $5,304, and $6,700 and a travel allowance of $3,268, $2,971, and $3,200 for the years ended June 30, 1997, 1996 and 1995, respectively.


Stock Options

         The following table sets forth certain information concerning the grant of stock options made during the year ended June 30, 1997 under the Company's 1994 Senior Management Incentive Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

====================================================================================================================================


                                                Individual Grants
------------------------------------------------------------------------------------------------------------------------------------
             (a)                           (b)                      (c)                     (d)                       (e)
                                                                 % of Total
                                     # of Securities           Options/SAR's
                                        underlying               Granted to
                                      Options/SAR's            Employees in           Exercise or Base
             Name                      Granted (1)              Fiscal Year             Price ($/SH)            Expiration Date
             ----                      ------------             ------------            -------------           ---------------
------------------------------------------------------------------------------------------------------------------------------------
Joseph M. Polito                         125,000                    100%                   $1.10               December 1, 2001
====================================================================================================================================
------------------------

     (1) Represents incentive stock options granted under the Company's 1994 Senior Management Incentive Plan (the "Management Plan"). Options granted under this Management Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. Under the terms of the Management Plan, options may be granted to Officers, key employees, Directors and consultants of the Company for a maximum term of 10 years. Options granted to Directors, who are not Officers or employees, or to consultants, do not qualify as incentive stock options. The option price per share may not be less than the fair market value of the Company's shares on the date the option is granted. However, options granted to persons owning more than 10% of the Company's Common Stock may not have a term in excess of five years and may not have an option price of less than 110% of the fair market value per share of the Company's shares on the date the option is granted.

         The following table contains information with respect to employees of the Company concerning options held as of June 30, 1997.

                AGGREGATE OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

================================================================================================================================
             (a)                         (b)                     (c)                     (d)                      (e)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Value of
                                                                                                            Unexercised In-
                                                                                      Number of                The-Money
                                                                                     Unexercised             Options/SAR's
                                                                                   Options/SAR's at          at FY-End($)
                                   Shares Acquired              Value                    FY-                 Exercisable/
            Name                         on                Realized($) (2)             End (#)              Unexercisable
            ----                                           ---------------                                  -------------
                                   Exercise (#) (1)                                  Exercisable/                 (3)
                                  -----------------                                                               ---
                                                                                    Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
Joseph M. Polito                       125,000                $100,000              15,000/10,000                 0/0
================================================================================================================================
----------------------------

     (1) Joseph Polito subsequently sold 65,000 of the shares acquired on exercise.

     (2) Based on the closing price of Common Stock ($1.90) on March 25, 1997, as reported by a market maker.

     (3) Based on the closing price of Common Stock ($2.44) on June 27, 1997 (the last day of the fiscal year in which the stock traded), as reported by a market maker. Since the Options are exercisable at $5.50, there is no value to such options as of such date.

Employment Agreement

         Joseph Polito entered into an employment agreement with the Company dated April 4, 1995, whereby Mr. Polito agreed to devote 80% of his business time to the affairs of the Company. The agreement is for a term of approximately three years expiring June 30, 1998. Pursuant to the terms of the agreement Mr. Polito is to receive an annual salary of $300,000 per annum until June 30, 1996 with 10% yearly escalation, subject to adjustment by the Board of Directors. Mr. Polito is also to receive a yearly non-accountable expense allowance of $50,000. Mr. Polito received stock options under the Company's 1994 Senior Management Incentive Plan to purchase 25,000 shares at $5.50 per share, vesting at the rate of 7,500 in each of April 1996 and 1997 and 10,000 in April 1998. Mr. Polito also has the right to receive a yearly bonus equal to five percent (5%) of the first $1,000,000, upon reaching $1,000,000 and five percent (5%) of the next $500,000, upon reaching $1,500,000 and five percent (5%) after $1,500,000, of all the pre-tax profits of the Company. The Company shall pay to Mr. Polito a monthly draw of $10,000 against the bonus. Pursuant to the agreement the Company shall pay the premiums on a $3,500,000 life insurance policy for the benefit of individuals as directed by Mr. Polito, with an estimated yearly premium of $80,000. The agreement restricts Mr. Polito from competing with the Company for a period of one year after the termination of his employment. The agreement provides for severance compensation to be paid to Mr. Polito if his employment with the Company is terminated or there is a decrease in responsibilities or duties following a change in control of the Company. The severance compensation shall be made in one payment equal to three times the aggregate annual compensation paid to the Employee during the preceding calendar year.

         Steven and Ronald Polito receive annual salary compensations of $94,000 and $125,000, respectively, from the Company, which compensation levels commenced in March 1995 and April 1994, respectively. Both individuals also receive a car allowance equal to the monthly lease payments on their automobiles and travel expenses. Ronald Polito receives the payment of premiums on a life insurance policy of which he chooses the beneficiaries. Neither individual has entered into an employment agreement with the Company.

1994 Senior Management Incentive Plan

         In December, 1994, the Board of Directors adopted the 1994 Senior Management Incentive Plan (the "Management Plan"), which was adopted by shareholder consent. The Management Plan provided for the issuance of up to 150,000 shares of the Company's Common Stock in connection with the issuance of stock options and other stock purchase rights to Executive Officers and other key employees. In December, 1996, the board of Directors authorized an amendment the Management Plan to increase the amount of stock provided for to 1,000,000. The amendment was adopted by shareholder consent.

         The adoption of the Management Plan was prompted by the Company's desire (i) to attract and retain qualified personnel, whose performance is expected to have a substantial impact on the Company's long-term profit and growth potential, by encouraging those persons to acquire equity in the Company; and (ii) to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive Officers, key employees, and consultants without unnecessarily depleting the Company's cash reserves. The Management Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer executives, key employees, and consultants a personal interest in the Company's growth and success through the grant of stock options and/or other rights pursuant to the Management Plan. It is contemplated that only those executive management employees (generally the Chairman of the Board, Vice-Chairman, Chief Executive Officer, Chief Operating Officer, President, and Vice-Presidents of the Company) who perform services of special importance to the Company will be eligible to receive compensation under the Management Plan. As of the date of this Prospectus, the Company's Officers and Directors are Joseph Polito, Ronald Polito, Steven Polito and Phillip Neilson, though the Plan also includes Messrs. Bauer and Panayi. A total of 1,000,000 shares of Common Stock will be reserved for issuance under the Management Plan.

         Unless otherwise indicated, the Management Plan is to be administered by the Board of Directors or a committee of the Board, if such a committee is appointed for this purpose (the Board or such committee, as the case may be, shall be referred to in the following description as "the Administrator"). Subject to the specific provisions of the Management Plan, the

Administrator will have the discretion to determine (i) the recipients of the awards; (ii) the nature of the awards to be granted; (iii) the dates such awards will be granted; (iv) the terms and conditions of the awards; and (v) the interpretation of the Management Plan, except that any award granted to any employee of the Company who is also a Director of the Company shall also be subject - in the event the persons serving as members of the Administrator of the Management Plan at the time such award is proposed to be granted do not satisfy the requirements regarding the participation of "disinterested persons" set forth in Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act - to the approval of an auxiliary committee consisting of not less than two individuals who are considered "disinterested persons" as defined under Rule 16b-3. As of the date hereof, the Company has not yet determined who will serve on such auxiliary committee, if one is required.

         The Management Plan generally provides that, unless the Administrator determines otherwise, each option or right granted shall become exercisable in full upon certain "change of control" events as described in the Management Plan, or subject to any right or option granted under the Management Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Administrator will make appropriate adjustments to such plans and the classes, number of shares, and price per share of stock subject to outstanding rights or options. Generally, the Management Plan may be amended by action of the Board of Directors, except that any amendment which (i) would increase the total number of shares subject to such plan; (ii) extend the duration of such plan; (iii) materially increase the benefits accruing to participants under such plan; or (iv) change the category of persons who can be eligible for awards under such plan, must be approved by the affirmative vote of a majority of the shareholders entitled to vote. The Management Plan permits awards to be made thereunder until November 2004.

         Directors who are not otherwise employed by the Company will not be eligible for participation in the Management Plan. The Management Plan provides for four types of awards: stocks options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and Restricted Stock purchase agreements (as described below).

         Stock Options. Options granted under the Management Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs"). ISOs may be granted at an option price of not less than 100% of the fair market value of the Common Stock on the date of grant, except that an ISO granted to any person who owns capital stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company ("10% stockholder") must be granted at an exercise price of at least 110% for the fair market value of the Common Stock on the date of the grant. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. Unless the Administrator determines otherwise, no ISO or non-ISO may be exercisable earlier than one year from he date of grant. ISOs may not be granted to persons who are not employees of the Company. ISOs granted to persons other than 10% stockholders may be exercisable for a period of up to ten (10) years form the date of grant; ISOs granted to

10% stockholders may be exercisable for a period of up to five years from he dated of grant. No individual may be granted ISOs that become exercisable in any calendar year for Common Stock having a fair market value at the time of grant in excess of $100,00. Non-ISOs may be exercisable for a period of up to thirteen
(13) years from the date of grant.

         Payment for shares of Common Stock purchases pursuant to exercise of stock options shall be paid in full in (i) cash, (ii) by certified check, or,
(iii) at the discretion of the Administrator by shares of Common Stock having a fair market value equal to the total exercise price or (iv) by a combination of the above. The provision that permits the delivery of already owned shares of stocks as payment for the exercise of an option may permit "pyramiding." In general, pyramiding enables a holder to start with as little as one share of common stock and, by using the shares of common stock acquired in successive, simultaneous exercises of the option, to exercise the entire option, regardless of the number of shares covered thereby, with no additional cash or investment other than the original share of common stock used to exercise the option.

         Upon termination of employment or consulting services, an optionee will be entitled to exercise the vested portion of an option for a period of up to three months after the date of termination, except that if the reason for termination was a discharge for cause, the option shall expire immediately, and if the reason for termination was for death or permanent disability of the optionee, the vested portion of the option shall remain exercisable for a period of twelve (12) months thereafter.

         On December 2, 1996, the Company granted to Joseph Polito, the Company's president, an option to purchase 125,000 shares at an exercise price of $1.10 per share (110% of the ten market price) in accordance with the Management Plan. The shares were registered for resale pursuant to a Form S-8 registration statement filed in February 1997. On March 25, 1997, Mr. Polito exercised the option. On April 11, 1997, Mr. Polito re-sold 60,000 of these shares.

         Incentive Stock Rights. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any subsidiary by the employee, subject to the lapse of the incentive periods, whereby the Company shall issue such number of shares upon the completion of each specified period. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the holder's death or disability.

     Stock Appreciation Rights (SARs). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR, and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("General SARs") or limited SARs ("Limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock, or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to General SARs, except that, unless the Administrator determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following "Change of Control" transaction: (i) the approval of the Board of Directors of consolidation or merger in which the Company is not the surviving corporation, the sale of all of substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new Director is approved by at least a majority of the Directors then still in office.

         The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

         Restricted  Stock  Purchase   Agreements.   Restricted  Stock  purchase
agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment must be made in cash. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company of the Company after the six-month period but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

         Restricted shares awarded under the Management Plan will be subject to a period of time designated by the Administrator (the "restricted period") during which the recipient must continue to render services to the Company before the restricted shares will become vested. The Administrator may also impose other restrictions, terms and conditions that must be fulfilled before the restricted shares may vest.

         Upon the grant of restricted shares, stock certificates registered in the name of the recipient will be issued and such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote the restricted shares and to receive all regular cash dividends (and such other distributions as the Administrator may designate), if any, which are paid or distributed on the restricted shares, and generally to exercise all other rights as a holder of Common Stock, except that, until the end of the restricted period; (i) the holder will not be entitled to take possession of the stock certificates representing the restricted shares and
(ii) the holder will not be entitled to sell, transfer or otherwise dispose of the restricted shares. A breach of any restrictions, terms or conditions established by the Administrator with respect to any restricted shares will cause a forfeiture of such restricted shares.

         Upon expiration of the applicable restriction period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Management Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

         Accelerating of the vesting of the restricted shares shall occur, under the provisions of the Management Plan, on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an "Approved Transaction"; (b) a "Control Purchase"; or (c) a "Board Change."

         An "Approved Transaction" is defined as (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

         A "Control Purchase" is defined as circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to at tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

         A "Board Change" is defined as circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall Cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 11, 1995, the Company paid One Carnegie $50,000 on behalf of MD, a wholly owned subsidiary of Corp., for fabrication services performed by MD. Such payment was treated as payment on account by the Company to MD. From July 1995 to October 1995 the Company paid MD approximately $183,000 for the labor associated with the fabrication of steel.

     On September 1, 1995, in conjunction with the underwriter of the Company's public offering exercising its over-allotment option to purchase 91,850 additional shares of the Company's Common Stock, the Company exercised its Special Warrant and purchased 5,665 shares of the Company's Common Stock at $2.50 per share.

     During the year ended June 30, 1996, the Company purchased from Waldorf approximately $180,333 of fabricated steel. Such amount paid to Waldorf represented approximately 18% of the steel purchased by the Company for the year ended June 30, 1996. Waldorf is wholly owned by Joseph Polito.

     During the years ended June 30, 1997 and 1996, the Company paid $371,321 and $802,383, respectively, to MD for certain materials and labor necessary to perform steel erection services.

     During the years ended June 30, 1997 and 1996, the Company paid $214,000 and $163,000, respectively, to Crowne Crane, Inc. for leasing of cranes necessary to perform steel erection services. Mr. Polito owns 50% of Crowne Crane, Inc.

     During the year ended June 30, 1997, the Company paid $35,000 to Atlas Gem Leasing, Inc. for certain machinery necessary to perform steel erection services. Atlas Gem Leasing, Inc. is wholly owned by Joseph Polito.

     On March 25, 1997, the Company issued 125,000 shares of Common Stock to Mr.

Polito upon exercise by Jospeh Polito of an option to purchase 125,000 shares at an exercise price of $1.10 per share, which option was granted under the Company's Management Plan in December 1996. In February 1997, a Form S-8 Registration Statement was filed with the Securities and Exchange Commission, registering the sale of the shares underlying the option.
 On April 11, 1997, Mr. Polito sold 60,000 of these shares.

         On June 19, 1997, the Company was in arrears in the amount of $480,000 in payments due under its lease with RSJJ. The Company leases its administrative office space and certain storage space from RSJJ, a corporation owned by Joseph Polito. In accordance with a signed lease agreement which expires on March 31, 1998 the Company pays rent in the amount of $20,000 per month. This arrearage was converted into equity as follows: the Company issued 270,000 shares of Common Stock to Corp., for the cancellation of the debt owed, which in turn issued 200,000 shares of Corp.'s common stock to Mr. Polito and 150,000 shares of Corp. common stock to RSJJ, who in turn then transferred all of its shares to RSJJ's mortgagor, who agreed to accept said shares as payment of RSJJ's outstanding mortgage.

         See "Executive Compensation" for information regarding management's compensation.


                II. RATIFICATION OF AN AMENDMENT TO THE COMPANY'S
                         CERTIFICATE OF INCORPORATION TO
                          CHANGE THE COMPANY'S NAME TO
                      USA BRIDGE CONSTRUCTION OF N.Y., INC.

         The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation which will effect a change in the name of the Company to USA Bridge Construction of N.Y., Inc.

         The Amendment to the Certificate of Incorporation is necessitated by the Company's having entered into a settlement agreement with The Ohio Bridge Corporation ("Ohio") concerning use of the name "U.S. Bridge." In January 1997, Ohio commenced an action against the Company for (i) infringement of its "U.S. Bridge" trademark; and (ii) unfair competition. The suit was based on Ohio's March 1988 registration of the "U.S. Bridge" name as a trademark. Ohio manufactures steel truss bridges sold as components which are advertised and offered under the trademark "U.S. Bridge." Ohio asserted that the Company's use of the name damaged Ohio.

         In August 1997, the Company, Corp., and MD entered into a settlement agreement with Ohio whereby all agreed to cease using the name "U.S. Bridge". The Company agreed, subject to shareholder approval, to change its name to USA Bridge Construction of N.Y., Inc. before December 31, 1997.

         The Company believes that the name change will not affect the business of the Company. Public recognition of the Company's name, which affects the business of the Company, is generally limited to the construction industry of New York. Thus, notification of the name change to parties with whom the Company does business should prove to be a simple matter. Additionally, the Company believes that due to the similarity of the names, confusion within the industry is likely to be minimal.
         Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company's new name.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Company and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 1,305,665 shares of the Company's Common Stock, constituting approximately 56.3% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal, therefore this proposal shall be approved.

         The Board of Directors deems this proposal to be in the best interests of the Company and its stockholders and recommends that you vote "FOR" approval thereof.


                 III. PROPOSAL TO CHANGE THE COMPANY'S DOMICILE
               (STATE OF INCORPORATION) FROM NEW YORK TO DELAWARE.

General

         The Board of Directors has unanimously approved, and recommends for stockholder approval, the change of the Company's state of incorporation from
New York to  Delaware.  The  transaction  will not  result in any  change in the business management, assets, liabilities, or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

         In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. The Delaware subsidiary, named USA Bridge Construction of N.Y., Inc. (Delaware), has not engaged in any activities except in connection with the proposed transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the stockholders for their adoption and approval, the merger pursuant to an agreement and plan of merger pursuant to which the Company will be merged with and into USA Bridge Construction of N.Y., Inc. (Delaware). The full text of the Certificate of Incorporation of the successor Delaware corporation under which the Company's business would be conducted after the merger is set forth as Exhibit "A" annexed hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibit.

        The   reincorporation   of  the   Company  in   Delaware   through  the
above-described merger (hereafter referred to as the "Reincorporation") requires approval of the Company's stockholders by the affirmative vote of the holders of two-thirds of all outstanding shares of Common Stock. Stockholders who do not vote for the proposal and who dissent by complying with the procedures required by the New York Business Corporation Law will have the right, if the Reincorporation is consummated, to receive payment of the fair value of their shares. See "Right to Dissent and Appraisal" below.

         In the following discussion of the proposed Reincorporation, the term "U.S. Bridge of N.Y., Inc." refers to the Company as currently organized as a New York corporation; the term "USA Bridge Construction of N.Y., Inc. (Delaware)" refers to the new wholly owned Delaware subsidiary of U.S. Bridge of N.Y., Inc. that will be the surviving corporation after the completion of the transaction, and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

     Upon stockholder approval of the Reincorporation and upon approval of appropriate certificates of merger by the Secretaries of State of the States of New York and Delaware, U.S. Bridge of N.Y., Inc. will be merged with and into USA Bridge Construction of N.Y., Inc. (Delaware) pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company then will be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-Laws of USA Bridge Construction of N.Y., Inc. (Delaware). Upon the effective date of the Reincorporation, each outstanding share of common stock of U.S. Bridge of N.Y., Inc. and each share of common stock of U.S. Bridge of N.Y., Inc. held in the treasury of U.S. Bridge of N.Y., Inc. automatically will be converted into one share of common stock of USA Bridge Construction of N.Y., Inc. (Delaware). Outstanding options to purchase shares of common stock of U.S. Bridge of N.Y., Inc. will be converted into options to purchase the same number of shares of common stock of USA Bridge Construction of N.Y., Inc. (Delaware). Each employee stock plan and any other employee benefit plan to which U.S. Bridge of N.Y., Inc. is a party, whether or not such plan relates to the Common Stock of U.S. Bridge of N.Y., Inc., will be assumed by USA Bridge Construction of N.Y., Inc. (Delaware) and to the extent any such plan provides for the issuance or purchase of shares of common stock of USA Bridge Construction of N.Y., Inc. (Delaware).

     IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF USA BRIDGE CONSTRUCTION OF N.Y., INC. (DELAWARE); OUTSTANDING STOCK CERTIFICATES OF U.S. BRIDGE OF N.Y., INC. SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The Common Stock of the Company will continue to be traded on the Nasdaq, National Market ("Nasdaq"), and Nasdaq will consider the exiting stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

Principal Reasons for Changing the Company's State of Incorporation

     The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

         While the Reincorporation proposal is not being recommended in response to any specific efforts of which the Company is aware, the Board believes that the provisions of the Delaware General Corporation Law ("Delaware Statutes") will enhance the Board's ability to access the financial markets and engage additional management personnel and members to its board. For a comparison of the Delaware Statute and New York Business Corporation Law ("New York Statutes" or "BCL") see the discussion below.

The Delaware Statute

         Section 152 of the Delaware Statutes states that subscriptions to purchase, or the purchase of, the capital stock to be issued by a corporation shall be paid for in the form and manner as the Board of Directors shall determine; however, such stock may be issued and deemed to be fully paid and non-assessable if (1) the entire amount of such consideration has been received by the company either in cash, services rendered, or property (personal or real), or (2) not less than the par value or stated value shall be paid upon issuance, and the balance shall be paid pursuant to a binding obligation of the purchaser.

The New York Statute

         Section 504 of the New York Statutes requires that consideration for the issuance of shares shall be made by money, property (tangible or intangible) or the performance of labor and/or service performed. Further, certificates for shares may not be issued until the full consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments).

         The application of the Delaware Statute could adversely affect the Company's shareholders by diluting their ownership interest in the Company. The Delaware Statute provisions would enable the Company the ability to benefit from alternative financing transactions including the issuance of stock for consideration of future obligations or performances, which in turn could reduce the cost of such purchases. Further, in the event the obligation is not completed, the Company would be able to call the stock to be returned to the Company.

     The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Statute described above and has unanimously concluded that the adverse effects are substantially outweighed by the increased ability for the Company to finance operations which, in turn, it believes will benefit its stockholders.



     Comparison of Certain Provisions of the Certificates of Incorporation and By-Laws of USA Bridge Construction of N.Y., Inc. (Delaware) and U.S. Bridge of N.Y., Inc. Limitation on Directors' Liability

     The U.S. Bridge of N.Y., Inc. Certificate of Incorporation provides that Directors shall not be personally liable to the Company for a breach of fiduciary duty except if a judgment or other final adjudication finds that (i) the Director's actions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) the Director gained a financial profit or other advantage to which such Director was not legally entitled or (iii) the Director's acts violated Section 719 of the New York Business Corporation Law which relates to the improper payment of a dividend, invalid purchase of shares of distributions of assets, and unauthorized loans to Directors.

     The USA Bridge Construction of N.Y., Inc. (Delaware) Certificate of Incorporation contains a provision that eliminates a Director's liability for monetary damage for breaches of fiduciary duty of care, subject to certain exceptions described below.

     In 1985, the Delaware legislature enacted an amendment to the Delaware General Corporation Law allowing provisions such as the Liability Provision as a response to changes in the market for directors' liability insurance. The proliferation of stockholder derivative and class action suits for breaches of directors' fiduciary duties has in large part made it difficult to obtain liability insurance. Thus, the Delaware legislature amended the Delaware General Corporation Law in order to maintain qualified and able directors to govern corporations.

     The Liability Provision does not relieve a director of monetary liability for breaches of the Duty of loyalty, acts, or omissions not in good faith or involving intentional misconduct or knowing violations of law, the unlawful repurchase or redemption of stock or payment of unlawful dividends, or any transaction from which a director derives an improper personal benefit. Thus, liability for monetary damages will still exist under the Liability Provision if liability is based upon one of these grounds. The Liability Provision will have no effect on the availability of equitable remedies, such as an injunction or rescission for the breach of a director's fiduciary duty, and will in no way limit or otherwise affect liability for violation of the federal securities laws.

     The Liability Provision does not eliminate the liability of Officers of the Company for monetary damages arising out of the Directors' breaches of their fiduciary duty of care. The duty of care refers to the fiduciary duty of directors to be sufficiently diligent and careful in considering a transaction or taking or refusing to take some corporate action. Liability for a breach of the duty of care arises when directors have failed to exercise sufficient care in reaching decisions and otherwise attending to their responsibilities as directors. The Liability Provision does not eliminate the duty of care; it only eliminates monetary damage awards occasioned by a breach of that duty in certain circumstances. Thus a breach of the duty of care remains a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the stockholders no longer have a claim for monetary damages based on a breach of the duty of care even if that breach involves gross negligence on the part of the directors.

     The Liability Provision's coverage extends only so far as is legally permitted. If the courts or the Delaware legislature narrow or expand the coverage of the amendment to the Delaware General Corporation Law, the Liability Provision will likewise be narrowed or expanded without further stockholder action. Under present law, however, any subsequent change to the actual wording of the Liability Provision will require a stockholder vote, notwithstanding new legislation or interpretations.

     In the event that a stockholder desires to commence a derivative or class action suit against a Director for violation of his fiduciary duty of care, the Liability Provision of the U.S. Bridge of N.Y., Inc. (Delaware) Certificate of Incorporation provides that monetary damages will not be payable by the Director, subject to the exceptions set forth above, even if such violation is proved. This means that Directors will not be liable for monetary damages for grossly negligent business decisions, including decisions taken in connection with merger proposals, negotiations, and other substantive matters affecting the Company and its stockholders, unless one of the exceptions set forth in the statute applies.

Certain Differences Between the Corporation Laws of New York and Delaware

         Summarized below are certain differences between the New York Business Corporation Law and the Delaware General Corporation Law which may affect the interests of stockholders. The summary does not purport to be a complete statement of the difference between the New York Business Corporation Law and the Delaware General Corporation Law and related laws affecting stockholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws.

Vote Required for Mergers

         New York law requires the affirmative vote of two-thirds of a corporation's outstanding share to authorize a merger, consolidation, dissolution, or disposition of substantially all of its assets. Delaware law requires the affirmative vote of a majority of the outstanding shares to authorize any such action, unless otherwise expressly provided in the certificate of incorporation. There is no such provision in the U.S. Bridge of N.Y., Inc. (Delaware) Certificate of Incorporation.

         Delaware law permits a merger without the approval of the stockholders of the surviving corporation if, among other things, no charter amendment is involved, each outstanding share of common stock is to be an identical share of the surviving corporation after the merger, and the merger results in no more than a 20% increase in outstanding shares of common stock of such corporation.

Dividends

     Under both New York and Delaware law, a corporation may generally pay dividends out of surplus. In addition, Delaware law permits a corporation, under certain circumstances, to pay dividends if there is no surplus out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Loans to Directors

     New York law prohibits loans to directors unless authorized by stockholder vote. Delaware law permits a board of directors, without stockholder approval, to authorize loans to corporate directors who also are officers.

Stock Repurchases

         New York law permits repurchases of shares out of surplus except when the corporation is insolvent or would be made insolvent thereby and permits a corporation to purchase its own shares out of stated capital, except when the corporation is insolvent or would be made insolvent thereby, if the purchase is made for the purpose of (i) eliminating fraction of shares; (ii) collecting or compromising indebtedness to the corporation; or (iii) paying stockholders entitled to receive payment for their shares under the appraisal provisions of the New York corporation laws. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be reduced thereby.

Stockholder Records

         Under New York Law, a person must have been a stockholder for at least six months, or be authorized in writing by the holders of 5% of any class of a corporation's outstanding shares, in order to examine the minutes and stockholder records of a corporation. Under Delaware law, any stockholder with a proper purpose may demand inspection.

Corporate Action Without a Stockholders Meeting

         A stockholders meeting to authorize corporate action may be dispensed with by a New York corporation only upon the written consent of all stockholders. Delaware law permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. There is no such provision in the U.S.
Bridge of N.Y., Inc. (Delaware) Certificate of Incorporation.

Rights And Options

         New York requires stockholder approval of any plan pursuant to which rights or options are to be granted to directors, officers, or employees. Delaware law does not require stockholder approval of such plans, although various other applicable legal requirements, such as rules of the Securities and Exchange Commission, may make stockholder approval of certain rights or option plans necessary or desirable.




Dissenters' Rights

         New York law provides that, upon compliance with the applicable requirements and procedures, a dissenting stockholder has the right to receive the fair value of this shares if he objects to (i) certain mergers; (ii) a consolidation; (iii) a disposition of assets requiring stockholder approval; or
(iv) certain amendments to the certificate of incorporation which adversely affect the rights of such stockholder. See "Right to Dissent and Appraisal" for information respecting the rights of stockholders of the Company who dissent from the merger to appraisal of their shares. Delaware law provides such appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (i) to stockholders of the surviving corporation in a merger if stockholder approval of the merger is not required; or (ii) to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 holders, unless stockholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving or resulting corporation or common stock of another corporation that is so listed or held (and cash in lieu of fractional shares).

Notices and Record Date

         Under Delaware law, the Board of Directors of USA Bridge Construction of N.Y., Inc. (Delaware) may fix a record date for stockholder meetings and may give notices for such meetings which shall not be more than sixty nor less than ten days before the date of a meeting. New York law allows for a period of between ten and fifty days for notices or determinations of a record date.

Right to Dissent and Appraisal

         Section 910 of the New York Business Corporation Law ("BCL") sets forth the rights of stockholders of the Company who object to the merger which will take place in connection with the Reincorporation. Any stockholder of the Company who does not vote in favor of the Reincorporation may, if the Reincorporation is effected, obtain payment in cash of the fair value of his shares by complying with the requirements of Section 623 of the BCL. The dissenting stockholder must file with the Company, before the stockholder vote on the Reincorporation, a written objection including a notice of election to dissent, the dissenting stockholder's name and residence address, the number of shares as to which the objection applies, and a demand for payment of the fair value of such shares if the Reincorporation is effected. Failure by a stockholder to provide such an objection constitutes a waiver of the right to dissent. Such objection is not required from any stockholder to whom the Company did not give proper notice of the meeting pursuant to which such vote was taken. Within ten days after the vote of stockholders authorizing the Reincorporation, the Company must give written notice of such authorization to each dissenting stockholder who filed written objection or from whom written objection was not required. Within twenty days after the giving of such notice, any stockholder from whom written objection was not required and who elects to dissent from the proposed Reincorporation must file with the company a written notice of such election, stating the dissenting stockholder's name and residence address, the number of shares to which the notice applies and a demand for payment of the fair value of shares. Stockholders may not dissent as to fewer than all of their shares.

         At the time of filing the notice of election to dissent or within one month thereafter, the stockholder must submit the certificates representing the shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Failure to submit the certificates for such notation may result in the loss of dissenter's rights. Within fifteen days after the expiration of the period within which stockholders may file their notices of election to dissent, or within fifteen days after consummation of the Reincorporation, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Reincorporation), the Company must make a written offer (which, if the Reincorporation has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. The dissenting stockholder has a period of thirty days within which to accept such written offer. A stockholder may withdraw the notice of election to dissent at any time prior to the acceptance in writing of the Company's offer, but in no case later than sixty days from the date of the consummation of the Reincorporation. Thereafter, such withdrawal shall require the consent of the Company. A judicial proceeding may be instituted by the Company to determine the rights of dissenting stockholders and to fix the fair market value of their shares. If the Company does not institute such a proceeding, the dissenting stockholders may institute same. The Company is not required to notify the dissenting stockholder of the Company's decision not to institute such a proceeding, and the Company currently does not intend to give such notice. A negative vote on the reincorporation does not constitute a "written objection" required to be filed by a dissenting stockholder. Failure to vote against the Reincorporation, or failure to specify any vote on the proxy card, however, will not constitute a waiver of rights under sections 910 and 623 of the BCL provided that written objection has been properly filed.

         The foregoing summary does not purport to be a complete statement of the provisions of Section 910 and 623 of the BCL and is qualified in its entirety by reference to those Sections.

Amendment

     The Reincorporation Agreement may be amended, modified, or supplemented prior to the effective date of the Reincorporation upon the approval of the Board of Directors of U.S. Bridge of N.Y., Inc. and USA Bridge Construction of N.Y., Inc. (Delaware). However, an amendment, modification, or supplement may be made after the adoption of the Reincorporation Agreement by the stockholder of U.S. Bridge of N.Y., Inc. which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of U.S. Bridge of N.Y., Inc., would have a material adverse effect on the stockholders of U.S. Bridge of N.Y., Inc., unless such amendment, modification, or supplement is approved by such stockholders.

Termination

         The Reincorporation Agreement provides that the Board of Directors of U.S. Bridge of N.Y., Inc. may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective date, whether before or after approval by the stockholder of U.S. Bridge of N.Y., Inc. if (i) the Reincorporation shall not have received the requisite approval of the stockholder of U.S. Bridge of N.Y., Inc.; or (ii) the Board of Directors of U.S. Bridge of N.Y., Inc. determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of U.S. Bridge of N.Y., Inc. and its stockholders.

Stockholder Vote Required to Approve the Proposal

         The affirmative vote of the holders of two-thirds of the shares of the Company's Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Company and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 1,305,66 shares of the Company's Common Stock, constituting approximately 56.3% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

The Board of Directors deems this proposal to be in the best interests of the Company and its stockholders and recommends that you vote "FOR" approval thereof.


                              FINANCIAL INFORMATION

          A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO RONALD J. POLITO, SECRETARY, U.S. BRIDGE OF N.Y., INC., 53-09 97TH PLACE, CORONA, NEW YORK 11368. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF OCTOBER 17, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               IV. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Stockholder Proposals

          Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or prior to August 1, 1998 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting of Stockholders.

                                             By Order of the Board of Directors,


                                                                Ronald J. Polito
                                                                       Secretary

November 10, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES OF AMERICA.

Exhibit A
                          CERTIFICATE OF INCORPORATION

                                       OF

                      USA BRIDGE CONSTRUCTION OF N.Y., INC.


     FIRST: The name of the corporation is

                                       USA Bridge Construction of N.Y., Inc.

     SECOND: The name and address of the initial registered office of the corporation upon whom process against the corporation may be served is Incorporating Services, Ltd., 15 East North Street, P.O. Box 899, Dover, DE 19901.

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.

     FOURTH:

     (A) Authorized Capital Stock.

     The total number of shares of all classes of stock which this Corporation shall have authority to issue is TEN MILLION FIVE HUNDRED THOUSAND (10,500,000) shares, consisting of TEN MILLION (10,000,000) shares of Common Stock, par value $.001 per share (hereinafter, the "Common Stock"), and FIVE HUNDRED THOUSAND (500,000) shares of preferred stock, par value $.01 per share (hereinafter, the "Preferred Stock"), of which FOUR HUNDRED THOUSAND (400,000) shares have been designated, "Series A Preferred Stock", the relative rights, preferences and limitations of which are as set forth in sub-paragraph (C) of this Article FOURTH.

     (B) Preferred Stock - Undesignated.

     (i) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. The relative rights, preferences and limitations of shares of undesignated Preferred Stock as provided for in this Article FOURTH.

     (ii) Undesignated Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular event except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of this Article FOURTH, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series, including, but without limiting the generality of the foregoing, the following:

     (1) the distinctive designation of and the number of shares of Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

     (2) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this corporation, or on any series of Preferred Stock or of any other class or classes of stock of this corporation, and whether such dividends shall be cumulative or non-cumulative;

     (3) the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of this corporation, or of any series of Preferred Stock of this corporation, and the terms and conditions of such conversion or exchange;

     (4) whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of the Common Stock and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

     (5) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of this corporation;

     (6) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

     (7) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (i) the right to more or less than one vote per share on any or all matters voted upon by the stockholders and (ii) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this corporation, or to elect a majority of the members of the Board, under such circumstances and upon such conditions as the Board may determine.

     (C) Series A Preferred Stock.

     (i) Designation. The designation of this class of preferred stock shall be the "Series A Preferred Stock", par value $.01 per share.

     (ii) Voting Rights.

     (1) The holder of the Series A Preferred Stock shall have the right to vote at all meetings of the stockholders of the Corporation, or consent in writing in lieu of voting, or otherwise, in respect to any matter upon which the vote, or consent in lieu of voting of the shareholders is required, including without limitation the election of directors. Each share of Series A Preferred Stock shall be entitled to ten (10) votes.

     (2) At such times as the share of Series A Preferred Stock is outstanding, the Board of Directors shall be comprised of such odd number of Directors as shall be fixed by the Board of Directors or as stated in the Corporation's Certificate of Incorporation; provided however that such number of Directors shall not be less than three (3) nor more than fifteen (15).

     (iii)   Liquidation.   In  the  event  of  any   liquidation,   involuntary
dissolution, or winding up of the Corporation, there shall be no preference paid to the holder of the share of Series A Preferred Stock.

     (iv) Dividends. The share of Series A Preferred Stock shall not be entitled to receive or earn any dividends thereon.

     (v) Cancellation of Series A Preferred Stock. The shares of Series A Preferred Stock then issued and outstanding shall be deemed canceled and no longer designated, issued or outstanding upon the happening of the expiration of the warrants issued to the public pursuant to the Corporation's proposed initial public offering.

     (vi) Redemption. The shares of Series A Preferred Stock are not redeemable by the Corporation.

     (D) Common Stock.

     (i) After the requirements with respect to voting rights on Preferred Stock (fixed in accordance with provisions of this Article FOURTH), if any, shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of paragraph (C) of this Article FOURTH) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph (C) of this Article FOURTH, then but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

     (ii) In the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of this corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each.

     (iii) Except as otherwise be required by law, this Certificate of Incorporation or the provisions of the resolution or resolutions as may be adopted by the Board of Directors pursuant to this Article FOURTH, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on each matter voted upon by the stockholders.

     (E) Other Provisions.

     (i) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in this Article FOURTH, and the consent, by class or series vote or otherwise, of the holders of the Preferred Stock of such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them, provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other shares of Preferred Stock.

     (ii) Subject to the provisions of subparagraph (i) of this paragraph, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

     (iii) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

     (iv) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series, or carrying any right to purchase stock of any class or series.

     FIFTH: The name and mailing address of the sole incorporator is Klarman & Associates, 14 East 60th Street, Suite 402, New York, New York 10022.

     SIXTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

     SEVENTH: The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any ByLaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators such a person.

     EIGHTH: (A) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts as are not by law or by the Certificate of Incorporation of the Corporation directed or required to be exercised or done by the shareholders.

     (B) The number of Directors of the Corporation shall be as from time to time provided by or pursuant to the By-Laws of the Corporation, but shall be not less than three. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

     (C) Newly created directorships resulting from any increase in the authorized number of Directors constituting the entire Board of Directors or vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Directors elected to fill vacancies shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until such director's successor shall be elected and shall qualify.

     (D) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock or preference shares issued by the Corporation shall have the right to vote separately by class or series to elect Directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this Article EIGHTH unless expressly provided by such terms.

     (E) Where the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the Corporation; provided, however, that to the extent any committee of Directors of the Corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

     NINTH: The corporation indemnifies each director, officer, employee or agent of the corporation or any other person who serves or has served at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the General

Corporation Law of Delaware.

         The undersigned being the sole incorporator hereinbefore named, hereby signs this certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware this __th day of December, 1997.


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Klarman & Associates
by: David S. Klarman,
Sole Incorporator